Indemnification assets	9 Months Ended
Sep. 30, 2022
Business Combinations1 [Abstract]
Indemnification assets	Acquisitions
Fortenova Group's Frozen Food Business Group
On September 30, 2021, the Company announced the completion of the acquisition of the Fortenova Group’s Frozen Food Business Group (FFBG) for consideration of €641.6 million. FFBG is a leading European frozen food portfolio operating in attractive markets new to Nomad, including Croatia, Serbia, Bosnia & Herzegovina, Hungary, Slovenia, Kosovo, North Macedonia and Montenegro. Its two anchor brands, Ledo and Frikom, have unparalleled consumer awareness and number one market share in many of these markets and offer a broad range of frozen food products including fish, fruits, vegetables, ready meals, pastry and ice cream.
The consideration includes cash paid as well as contingent consideration due which has been reassessed in the period, which has increased the overall consideration by €1.5 million compared to that reported as at December 31, 2021, with a corresponding reduction in goodwill. Contingent consideration remaining is payable on the recovery of some ringfenced assets and has been recognized to the extent management believes they will be recoverable. During the period an adjustment has also been made in relation to the value of assets acquired, whereby trade and other receivables has been reduced by €0.6 million with a corresponding increase in goodwill. The assessment of the values over the assets and liabilities at the date of acquisition and the consideration paid has been completed and is as follows:

September 30, 2021
€m
Assets:
Intangible assets	301.9
Tangible assets	95.0
Trade and other receivables	71.1
Cash	43.6
Inventories	46.9
Deferred taxes	14.8
Total assets	573.3

Liabilities:
Current liabilities	62.1
Non-current liabilities	16.6
Deferred taxes	47.7
Total liabilities	126.4

Total identifiable net assets acquired	446.9

Total purchase consideration	641.6

Total identifiable net assets acquired	(446.9)

Goodwill	194.7
The goodwill recognized on acquisition is €194.7 million. The goodwill recognized is attributable mainly to the growth prospects for the business expected organically and operational synergies.
Indemnification assets

€m
Balance at January 1, 2022	9.5
Release of indemnification asset	(7.7)
Balance at September 30, 2022	1.8
The indemnification asset included €7.0 million as of December 31, 2021, related to the acquisition of the Findus Group in 2015, which was backed primarily by shares that were held in escrow. The shares placed in escrow were released in stages over a four-year period which began in January 2019. In January 2022, the remaining 342,190 shares were released from escrow. As a consequence, the associated indemnification asset has been released in full. The corresponding charge has been recognized within exceptional items in Note 6.
The indemnification asset included €2.5 million as of December 31, 2021, related to the Goodfella’s Pizza acquisition for several contingent liabilities that arose prior to acquisition and were recognized in the balance sheet to the same extent as the asset. During 2022, €0.7 million has been released against the liabilities.